UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(RULE 14A-101)
INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.      )

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MERISEL, INC.
(Name of Registrant as Specified in Its Charter)
N/A
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MERISEL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 3, 2008

TO MERISEL’S STOCKHOLDERS:

Merisel, Inc., a Delaware corporation (the “Company”), will hold its 2008 Annual Meeting of Stockholders on Wednesday, December 3, 2008, at 2:30 p.m., New York time, at the offices of the Company located at 127 West 30th Street, 5th Floor, New York, NY 10001, to vote for the following purposes, as further described in the accompanying proxy statement:

•	To elect six (6) directors to the Board of Directors;

•	To ratify the appointment by the Company’s Audit Committee of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008;

•	To approve the adoption of the Company’s 2008 Stock Award and Incentive Plan; and

•	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on October 13, 2008 as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.  Only record holders of the Company’s Common Stock at the close of business on that day will be entitled to vote.  A copy of the Company’s Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2007 is enclosed with this notice and the accompanying proxy statement but is not to be considered part of the proxy soliciting material.

All stockholders are cordially invited to attend the Annual Meeting and vote in person.  Whether or not you expect to attend the Annual Meeting, to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed. Any stockholder attending the Annual Meeting may vote in person even if he, she, or it previously returned a proxy.

By Order of the Board of Directors

Donald R. Uzzi
Chairman of the Board and
Chief Executive Officer

New York, New York
November 7, 2008

TABLE OF CONTENTS
GENERAL INFORMATION	1

OUTSTANDING SECURITIES AND VOTING REQUIREMENTS	1

PROPOSAL 1 - ELECTION OF DIRECTORS	3
Information Regarding Nominees	3
Director Independence	5
Board of Directors Meetings and Committees	5
Audit Committee	6
Compensation Committee	6
Stockholder Recommendations of Director Candidates	7
Non-Employee Director Compensation	7
Code of Business Conduct	8
Stockholder Communications with the Board of Directors	8

AUDIT COMMITTEE REPORT	9

EXECUTIVE COMPENSATION	10
Executive Officers of the Company	10
Summary Compensation Table	11
Narrative to Summary Compensation Table	12
Outstanding Equity Awards at December 31, 2007	12
Pensions Benefits	13
Nonqualified Defined Contribution and other Nonqualified Deferred Compensation Plans	13
Executive Employment, Termination and Change of Control Arrangements	13
Compensation of Directors	15
Narrative to Director Compensation Table	15
Certain Relationships and Related Transactions	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
Change of Control	18

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19

PROPOSAL 2 - RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF
     BDO SEIDMAN, LLP AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC
     ACCOUNTING FIRM FOR 2008
                Principal Accountant Fees and Services

PROPOSAL 3 - APPROVAL OF THE ADOPTION OF THE COMPANY’S 2008 STOCK AWARD
      AND INCENTIVE PLAN
20 20 21
Purposes of the 2008 Plan	21
Plan Administration	21
Eligibility	21
Shares Subject to the 2008 Plan Terms and Conditions of Options Stock Appreciation Rights and Limited Stock Appreciation Rights Restricted Awards	22 22 22 23
Other Stock- or Cash-Based Awards	23
Death, Termination of Employment, Restrictions on Transfer	23
Amendment; Termination	23
Anti-Takeover Effect	23
Certain Federal Income Tax Considerations	24
New Plan Benefits	25
Vote	25

OTHER MATTERS	26
Stockholder Proposals for Inclusion in 2009 Proxy Statement	26
Annual Report on Form 10-K	26

ANNEX A: Merisel, Inc. 2008 Stock Award and Incentive Plan

MERISEL, INC.
127 W. 30th Street, 5th Floor
New York, NY 10001

PROXY STATEMENT

For Annual Meeting of Stockholders
To Be Held
December 3, 2008

GENERAL INFORMATION

This proxy statement is being sent on or about November 7, 2008 in connection with the solicitation of proxies by the Board of Directors of Merisel, Inc., a Delaware corporation (“Merisel” or the “Company”).  The proxies will be voted at the Company’s 2008 Annual Meeting of Stockholders which will be held on December 3, 2008, at 2:30 p.m., New York time, at the Company’s principal offices located at 127 West 30th Street, 5th Floor, New York, NY 10001, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

The record date for the Annual Meeting is the close of business on October 13, 2008 and all holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting, or at any adjournment thereof.

A proxy card for use at the Annual Meeting is enclosed.  Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope provided in order to ensure that your shares will be voted at the Annual Meeting.  Any stockholder who returns a proxy has the power to revoke it at any time prior to its effective use by filing an instrument revoking it or a duly executed proxy bearing a later date with an executive officer of the Company or by attending the Annual Meeting and voting in person.

Unless you instruct otherwise in the proxy, any proxy, if not revoked, will be voted at the Annual Meeting as follows:

•	for the director nominees named herein;

•	to ratify the selection of BDO Seidman, LLP as the Company’s registered independent public accounting firm for fiscal 2008;

•	to approve the adoption of the Company’s 2008 Stock Award and Incentive Plan; and

•	to transact such other matters that may properly come before the meeting in the discretion of the persons named in the accompanying proxy card.

OUTSTANDING SECURITIES AND VOTING REQUIREMENTS

The only voting securities of the Company are the outstanding shares of Common Stock.  On the record date, the Company had 7,878,088 shares of Common Stock outstanding and 650 stockholders of record. The holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. As to all matters, each holder of Common Stock is entitled to one vote for each share of Common Stock held.

If you hold shares through a broker, you should follow the instructions for voting that you receive from your broker.  If you want to vote in person, you must obtain a legal proxy from your broker and bring it to the Annual Meeting.  If you do not submit voting instructions to your broker, your broker may vote on the following matters in its discretion: (1) the election of directors, (2) the ratification of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2008, and (3) approval of the adoption of the Company’s 2008 Stock Award and Incentive Plan.

The voting requirements for the proposals you will consider at the meeting are as follows:

•
Election of Directors (Proposal 1).   The director nominees who receive the greatest number of votes at the Annual Meeting will be elected as directors.  Votes withheld have no legal effect with respect to the election of directors.

•
Ratification of Appointment by the Audit Committee of BDO Seidman, LLP as the Company’s Registered Independent Public Accounting Firm (Proposal 2).  The affirmative vote of the holders of a majority of the shares present, or represented by proxy, and entitled to vote at the Annual Meeting will be required to ratify the Company’s selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm for 2008. Abstentions count as votes cast and have the same effect as a vote against this proposal.

•
Approval of the Adoption of the Company’s 2008 Stock Award and Incentive Plan (Proposal 3).   The affirmative vote of the holders of a majority of the shares present, or represented by proxy, and entitled to vote at the Annual Meeting will be required to approve the adoption of the Company’s 2008 Stock Award and Incentive Plan.  Abstentions count as votes cast and have the same effect as a vote against this proposal.

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company.  The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of such solicitation.  The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors presently consists of six members elected annually.  The terms of the present directors will expire at the Annual Meeting. The Board of Directors has nominated Mr. Ronald P. Badie, Mr. Albert J. Fitzgibbons III, Mr. Bradley J. Hoecker, Mr. Lawrence J. Schoenberg, Mr. Donald R. Uzzi and Mr. Edward A. Grant, the incumbent directors, for election as directors at the Annual Meeting for a term ending at the 2009 annual meeting of stockholders.

Each of the above individuals has consented to being named in this proxy statement as a nominee for election as director and has agreed to serve as a director if elected.  If, by reason of death or other unexpected occurrence, such nominee should for any reason become unavailable for election, or is unable to serve, or for good cause will not serve (although management knows of no reason to anticipate that this will occur), the persons named in the accompanying proxy card may vote for the election of such substitute nominee as the Board of Directors may propose.  The persons named as proxies may not vote for a greater number of persons than the number of nominees named above. The accompanying proxy card contains a discretionary grant of authority with respect to this matter.

 Information Regarding Nominees

For each Director of the Company, the following sets forth the name, age as of October 15, 2008, principal occupation for at least the past five years, and the names of any other public companies for which the Director currently serves in directorship capacity:

Donald R. Uzzi, 56, has served as Chief Executive Officer and President since November 2004 and as a member of the Board of Directors since December 2004. He was elected Chairman of the Board of Directors in April 2005. From December 2002 to November 2004, Mr. Uzzi provided consulting services for various companies on marketing, corporate strategy and communications. From July 1999 to December 2002, Mr. Uzzi was Senior Vice President of Electronic Data Systems Corporation. From July 1998 to July 1999, Mr. Uzzi was a principal officer of Lighthouse Investment Group. From August 1996 to April 1998, Mr. Uzzi served as Executive Vice President at Sunbeam Corporation. Prior to 1996, Mr. Uzzi held the position of President of the Gatorade North America division of Quaker Oats.

Albert J. Fitzgibbons III, 63, has been a member of the Board of Directors since December 1997. Mr. Fitzgibbons is a Partner and Director of Stonington Partners, Inc. and a Partner and Director of Stonington Partners, Inc. II, positions that he has held since 1994. He served as a Director of Merrill Lynch Capital Partners, Inc., a private investment firm associated with Merrill Lynch & Co., from 1988 to 1994 and as a Consultant to Merrill Lynch Capital Partners from 1994 to December 2000. He was a Partner of Merrill Lynch Capital Partners from 1993 to 1994 and Executive Vice President of Merrill Lynch Capital Partners from 1988 to 1993. Mr. Fitzgibbons was also a Managing Director of the Investment Banking Division of Merrill Lynch & Co. from 1978 to July 1994.   Mr. Fitzgibbons is also currently a Director of Obagi Medical Products, Inc.

           Ronald P. Badie, 65, has been a member of the Board of Directors since October 2004. In March 2002, Mr. Badie retired from Deutsche Bank after 35 years of service. At the time of his retirement, he was Vice Chairman of Deutsche Bank Alex. Brown (now Deutsche Bank Securities), the firm’s investment banking subsidiary. Over the years, Mr. Badie has held a variety of management positions with the firm and its predecessor, Bankers Trust Company, in both New York and Los Angeles. Mr. Badie is also currently a Director of Amphenol Corporation, Nautilus, Inc., and Obagi Medical Products, Inc.

           Bradley J. Hoecker, 46, has been a member of the Board of Directors since December 1997. Mr. Hoecker has been a Partner and Director of Stonington Partners and a Partner and Director of Stonington Partners, Inc. II since 1997. Prior to being named partner in 1997, Mr. Hoecker was a Principal of Stonington Partners since 1993. He was a Consultant to Merrill Lynch Capital Partners from 1994 to December 2000 and was an Associate in the Investment Banking Division of Merrill Lynch Capital Partners from 1989 to 1993. Mr. Hoecker is also currently a Director of Obagi Medical Products, Inc.

           Lawrence J. Schoenberg, 76, has been a member of the Board of Directors since 1990. From 1967 through 1990, Mr. Schoenberg served as Chairman of the Board and Chief Executive Officer of AGS Computers, Inc., a computer software company. From January to December 1991, Mr. Schoenberg served as Chairman and as a member of the executive committee of the Board of Directors of AGS. Mr. Schoenberg retired from AGS in 1992. Mr. Schoenberg is also a Director of Government Technology Services, Inc., a reseller and integrator of information systems for the federal government, and a Director of Cellular Technology Services, Inc., a software company.

Edward A. Grant, 58, has been a member of the Board of Directors since May 2006.  Mr. Grant is a principal and practice director at Arthur Andersen LLP.  He has been a professional at Andersen for more than thirty years.  He was an audit partner with the firm for sixteen years, serving as the auditor on numerous public companies.  Mr. Grant is a Director of Obagi Medical Products, Inc. and is the Chair of its Audit Committee.  Mr. Grant has a bachelor’s and two master’s degrees from the University of Wisconsin-Madison and became a Certified Public Accountant in 1976.  He is a past member of the American Institute of Certified Public Accountants and the Illinois Certified Public Accountants Society and has served on several civic boards.

Arrangements for Nomination as Directors and Changes in Procedures for Nomination

Mr. Hoecker and Mr. Fitzgibbons serve as Directors as a result of their nomination by Stonington Partners, which, through its affiliates, is the owner of the Company’s Preferred Stock and more than 50% of the common stock and holds the contractual right to nominate three Directors. No other arrangement or understanding exists between any Director or nominee and any other persons pursuant to which any individual was or is to be selected or serve as a Director.  No Director has any family relationship with any other Director or with any of the Company’s executive officers.  Mr. Uzzi is an executive officer of the Company.

The Company has not changed its procedures for the identification, nomination and election of directors since they were described in the Proxy Statement with respect to its Annual Meeting held on December 13, 2007.

Certain Legal Proceedings

There are no proceedings to which any of our directors or executive officers or any of their associates is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE BOARD’S NOMINEES

Director Independence

The Board of Directors has determined that the Company is a “controlled company” under the NASD’s rules because more than 50% of the Company’s common stock is held by one entity, Phoenix Acquisition Company II, L.L.C., an affiliate of Stonington Partners, Inc.  Accordingly, the Company is not required to, and, in fact, does not have a majority of independent directors on its Board, nor does it have compensation or nominating committees comprised solely of independent directors. The Board of Directors has determined that Messrs. Badie, Grant and Schoenberg meet the independence requirements of the SEC and NASD.

  Board of Directors Meetings and Committees

The Company’s Board of Directors met nine times during 2007.  Each incumbent director attended 75% or more of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all Committees of the Board of Directors on which he served, and five directors attended last year’s annual meeting.

Name of Committee and Members	Primary Responsibilities	Number of Meetings in 2007
Audit Committee Edward A. Grant (Chair and Financial Expert) Ronald P. Badie (resigned March 2007; rejoined January 2008) Lawrence J. Schoenberg
•Reviews the Company’s annual and quarterly financial statements and results of each audit and quarterly review by the Company’s independent accountants.
•Consults and meets with the Company’s independent accountants, Chief Financial Officer and other finance and accounting personnel concerning various matters, including the adequacy of internal controls.
•Selects, determines the compensation of, evaluates and, when appropriate, replaces the Company’s independent accountants.
•Monitors the qualifications and independence of the independent accountants and performance of the Company’s independent auditors.
•Reviews potential conflict of interest situations.
8

Compensation Committee Lawrence J. Schoenberg (Chair, until October 31, 2008) Bradley Hoecker (Chair, effective November 1, 2008) Albert J. Fitzgibbons III Edward A. Grant
•Establishes policies relating to the compensation of the Company’s executive officers and other key employees.
•Administers the Company’s compensation plans, including employee stock option plans and make recommendations to the Board of Directors concerning other compensation matters.
•Annually reviews and makes recommendations to the Board of Directors concerning the compensation of the Chief Executive Officer.
•Determines the compensation of the Company’s other executive officers and key members of management.
•Annually approves the Company’s management bonus plan and makes grants of stock options and other stock-related incentive compensation awards.
1
Nominating Committee Lawrence J. Schoenberg (Chair) Albert J. Fitzgibbons III Bradley J. Hoecker	•Assists the Board of Directors in identifying, evaluating and recommending candidates for election to the Board of Directors and each committee. •Establishes procedures and provides oversight for evaluating the Board of Directors and management. •Evaluates the size, structure and composition of the Board of Directors and its committees.	0

Audit Committee

The Board of Directors maintains an Audit Committee that is currently comprised of Mr. Grant, who chairs the Committee, Mr. Schoenberg and Mr. Badie.  The Board of Directors has determined that Messrs. Grant and Schoenberg, both independent Directors as defined by the SEC and NASD, are “audit committee financial experts,” as defined by SEC rules. Mr. Badie served as a member of the Audit Committee through 2006 until March 2007, when he resigned from the Committee due to other obligations. He rejoined the Committee in January 2008.

The Board of Directors has adopted a written charter for the Audit Committee setting forth its roles and responsibilities.  The Audit Committee Charter was attached as Exhibit A to the Proxy Statement filed April 28, 2006, in connection with the Company’s 2006 annual meeting.

Compensation Committee

The Compensation Committee of the Board of Directors determines compensation for all executive officers. The Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Company’s Chief Executive Officer, determines the compensation of the Company’s President, Chief Operating Officer, Chief Financial Officer and other executive officers, approves on an annual basis the Company’s management bonus plan and makes grants of stock-related incentive compensation awards. In addition, the Compensation Committee also reviews other aspects of compensation, such as deferred compensation plans and health and welfare plans. During 2007, the Compensation Committee consisted of the following Directors: Laurence J. Schoenberg (Chair, until October 31, 2008), Albert J. Fitzgibbons III, Bradley Hoecker and Edward A. Grant.  Bradley Hoecker replaced Lawrence J. Schoenberg as the Chair of the Compensation Committee effective November 1, 2008. Membership on the Committee is determined by the Board.  The Committee Chair reports on Committee actions and makes recommendations at Board meetings.  The Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist it in performing its responsibilities. No outside experts were utilized in 2007.

The Board has not adopted charters for the Compensation and Nominating Committees.

Stockholder Recommendations of Director Candidates

The Nominating Committee will consider director nominees who are recommended by the Company’s stockholders, and will not evaluate any candidate differently solely because he or she was recommended by a stockholder.  To recommend a prospective candidate for consideration by the Nominating Committee, stockholders should submit the candidate’s name and qualifications to the Nominating Committee, care of the Company’s Secretary at Merisel, Inc., 127 West 30th Street, 5th Floor, New York, New York, 10001.  The Company’s Secretary will forward this information to the Nominating Committee members.  The Company has not utilized any third parties in the selection of its nominees.  No candidates have been nominated during 2008 by a stockholder holding 5% or more of the Company’s common stock except for Mr. Hoecker and Mr. Fitzgibbons, who are affiliates of the Company’s majority stockholder.

 Non-Employee Director Compensation

Beginning in 2006, each non-employee director is entitled to receive an annual retainer fee of $30,000 and additional payments of $1,500 for each Board of Directors meeting attended ($500 for meetings held telephonically after four telephonic meetings per year, which are included in the annual retainer), $2,000 quarterly for acting as the chairman of the Audit Committee of the Board of Directors, $1,000 quarterly for acting as the chairman of any other Committee of the Board of Directors, $1,250 quarterly for acting as lead director (a position created in the third quarter of 2005) and $500 for each Committee meeting attended, plus reimbursement for travel expenses incurred in attending Board of Directors and Committee meetings.  In addition, beginning in 2006, non-employee directors are entitled to an annual grant of restricted stock with a fair market value of $28,000 as determined at the date the grant is authorized, which vests on the first anniversary of the date of grant. If a director leaves for any reason, other than a change of control, prior to vesting, all unvested shares are forfeited.  New or substituted securities or other property will be substituted for unvested shares in the event of a consolidation, a merger or sale of all, or substantially all, of the assets of the Company.  Stock grants to directors for 2007 were issued on July 30, 2007 and December 13, 2007.

Non-employee directors are able to elect on an annual basis to take up to 25 percent of their annual retainer fee in shares of Common Stock in lieu of cash, based on the market price of the Common Stock on the first day of the quarter following each annual meeting of stockholders.

During 2008, the market price of the Company’s publicly-traded Common Stock dropped precipitously due to a number of factors, including termination of the Company’s March 28, 2008 Merger Agreement with certain subsidiaries of American Capital Strategies, Ltd. and subsequent litigation arising therefrom, as well as economic conditions that severely affected the general economy, the industries to which the Company is a supplier, the imaging and specialty printing industry as a whole and the Company’s performance.  In early November 2008, in the course of its review of management and non-employee director compensation, the Compensation Committee determined that a December 2008 stock award in the amount of $28,000 worth of Common Stock to each non-employee director, as required under the non-employee directors’ compensation plan described above, would have a disproportionately dilutive effect upon the Company’s outstanding shares of Common Stock.  If the Company’s stock price did not change substantially prior to the Annual Meeting, each non-employee director of the Company would be entitled to receive more than five times the number of shares that had been issued to him in previous years.

The Compensation Committee consulted with the Company’s outside counsel and outside compensation consultant, and recommended to the Board of Directors on November 4, 2008 that the Company amend the non-employee directors’ compensation plan, for 2008 only.  On the same date, the Board of Directors adopted the Compensation Committee’s recommendation.  The amendment replaces the scheduled 2008 grant to each director of restricted stock with a $28,000 contingent cash grant, which grant will vest upon the same terms as the restricted stock.  Accordingly, each $28,000 cash grant will vest and be payable to the non-employee director one year after the date of grant or earlier in the event of a defined “change of control” and payment will be contingent upon the non-employee director remaining on the Board of Directors through such vesting date.

Code of Business Conduct

The Board of Directors has adopted and approved the Company’s Code of Business Conduct, a copy of which has been filed with the Commission.  All of the Company’s directors, officers and employees are subject to the standards and requirements set forth in the Code of Business Conduct and are required to sign a certificate of compliance. The Code of Business Conduct can be found on the Company’s website:  www.merisel.com/merisel_ site/code.html.

Stockholder Communications with the Board of Directors

The Board of Directors adopted a policy regarding the submission of communications by stockholders to the Board of Directors or to individual Board members.  Stockholders may submit communications in writing, which should be sent to the Company’s Chief Financial Officer at Merisel, Inc., 127 West 30th Street, 5th Floor, New York, New York, 10001. These communications will be delivered to the Board of Directors or any individual director, as specified.

The Company encourages its Board members to attend each annual meeting of stockholders. Five board members attended the 2007 Annual Meeting of Stockholders.

AUDIT COMMITTEE REPORT

The Audit Committee was established for the purpose of overseeing the Company’s accounting and financial reporting processes on behalf of the Board of Directors.  Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  The Audit Committee has selected and retained BDO Seidman, LLP (“BDO”) as the Company's independent accounting firm for 2008.  BDO is responsible for performing an independent audit of the consolidated financial statements in accordance with PCAOB standards.  In accordance with the Sarbanes-Oxley Act, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company's independent accountants.

In accordance with existing Audit Committee policy and the more recent requirements of the Sarbanes-Oxley Act, all services to be provided by BDO are subject to pre-approval by the Audit Committee. This includes audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget. In other cases, Edward A. Grant, as the Designated Member, has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee. See "Proposal 2 - 2006 and 2007 Audit and Non-Audit Fees” for more information regarding fees paid to BDO for services in fiscal years 2006 and 2007.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management of the Company and BDO the audited consolidated financial statements of the Company for the year ended December 31, 2007. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  In addition, the Audit Committee has discussed with BDO the matters required by Statements on Auditing Standards No. 61 and Rule 2-07 of Regulation S-X (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent accountants’ audit of the consolidated financial statements.

The Audit Committee has also received and reviewed the written disclosures and the letter from BDO required by Independence Standards Board Standard No. 1 and the Audit Committee has discussed with BDO its independence from the Company.

Based on the foregoing review and discussions and a review of the report of BDO with respect to the consolidated financial statements, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Edward A. Grant (Chair)
Lawrence J. Schoenberg
Ronald P. Badie

EXECUTIVE COMPENSATION

Executive Officers of the Company

For each Non-Director Executive Officer of the Company, the following sets forth the name, age as of October 15, 2008, and business experience for at least the past five years:

Jon Peterson, 61, has served as Executive Vice President and Chief Financial Officer of the Company since May 2006. From 2001 until he joined the Company as Vice President-Finance on March 1, 2006, Mr. Peterson served as Vice President of the Jacob Group, a boutique executive search firm, where he headed the finance, accounting and consumer package goods search practice.  Mr. Peterson has previously held positions as Vice President of Finance, Treasurer and General Manager with consumer package goods organizations such as PepsiCo and Cott Beverages.

           John Sheehan, 54, has served as Merisel’s Executive Vice President of Sales and Marketing, Imaging, since July 2006. Mr. Sheehan joined Merisel in March 2005 as President of Color Edge, LLC.  From December 2002 to March 2005, Mr. Sheehan served as the Managing Partner and Chief Operating Officer of Color Edge, Inc.  From March 1999 to December 2002, he served as Managing Director of the New York City office of the London-based Photobition Group from which Color Edge was formed.

           Kenneth Wasserman, 48, has served as Merisel’s Executive Vice President, Prototypes, since June 2006.  Mr. Wasserman served as the President of Comp24, LLC from the time that it was acquired by Merisel on March 1, 2005.  Mr. Wasserman was the founder and, since 1986, President of the predecessor entity to Comp 24, LLC.

Guy Claudy, 58, has served as President of Crush Creative, LLC since he joined Merisel on August 8, 2005.  Mr. Claudy served as President and Chief Executive Officer of Crush Creative, Inc. since it was founded in 2002.  Prior to that, he was the Managing Director of Photobition Los Angeles, a part of the London-based Photobition Group.

Domenick Propati, 50, has served as Merisel’s Executive Vice President since January 2007.  Mr. Propati joined Merisel in October 2006 as part of the acquisition of Fuel Digital, where he served as president since April of 2005.  From 2000 until 2005, Mr. Propati was CEO of Photobition USA, which was part of London-based Photobition Group.  In addition, Mr. Propati has been an adjunct professor at Parsons The New School for Design from 2006 to the present.

Summary Compensation Table

The following table sets forth the compensation of the Company’s Chief Executive Officer and each of the other two most highly compensated executive officers for services in all capacities to the Company in 2006 and 2007, except as otherwise indicated. Mr. Rajiv Garg, the former Executive Vice President of Merisel Americas, Inc., was one of the two most highly compensated executive officers until his termination effective June 30, 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (1)	Changes in Pension Value & Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)	Total ($)
Donald R. Uzzi Chief Executive Officer and President	2006 2007	392, 308 400,000	-- --	178,008 261,136	183,617 183,167	400,000 --	-- --	6,600 6,750	1,160,533 851,053
John Sheehan Executive Vice President President, Color Edge	2006 2007	300,000 300,000	-- --	963 19,250	-- --	150,411 --	-- --	6,600 6,750	457,974 326,000
Rajiv Garg Executive Vice President	2006 2007	325,000 175,000	-- --	963 9,625	-- --	162,945 --	-- --	6,600 267,264	495,508 451,889
Kenneth Wasserman, Executive Vice President President, Comp 24	2006 2007	287,500 287,500	-- --	963 19,250	-- --	144,144 --	-- --	6,600 6,750	438,244 313,500

(1)
The cash bonuses paid in 2006 were based upon the Company’s performance for 2005 in relation to the predetermined financial targets established at the beginning of the year by the Compensation Committee.  In accordance with SEC requirements, these amounts are reported in the Non-Equity Incentive Plan Compensation column.

(2)
The dollar amount represents the amounts recognized in 2006 and 2007 for financial statement reporting purposes in accordance with SFAS No. 123R.  The weighted average grant date fair value of the shares was $4.31 and the weighted average period over which that cost is expected to be recognized is 2.4 years.

(3)  The dollar amount represents the amounts recognized in 2006 and 2007 for financial statement reporting purposes in accordance with SFAS No. 123R.  Under SFAS No. 123R, an issuer recognizes the grant date fair value of an award over the requisite service period.  For purposes of this calculation, the impact of forfeitures is excluded until they actually occur.  Other than Mr. Garg, who forfeited 15,000 unvested shares of restricted stock upon his leaving the Company in 2007, none of the Company’s NEOs forfeited options during 2006 or 2007.  We based the fair value of stock awards on the market price of the shares awarded on the date of the determination of eligibility.  The weighted average grant date fair value of the shares was $8.33 and the weighted average period over which that cost is expected to be recognized is one year.

 (4)  The following table sets forth the compensation elements of the “All Other Compensation” columns.

Executive	Years	Company Contribution to 401(k) Plan ($)	Severance Payment ($)
Donald R. Uzzi	2006 2007	6,600 6,750	-- --
John Sheehan	2006 2007	6,600 6,750	-- --
Rajiv Garg	2006 2007	6,600 4,340	-- 262,924
Kenneth Wasserman	2006 2007	6,600 6,750	-- --

Narrative to Summary Compensation Table

During the year ended December 31, 2006, each of the Company’s NEOs who was employed by the Company during fiscal 2005 received a bonus pursuant to a written employment agreement based upon the Company’s performance during 2005 when it acquired four major subsidiaries.

None of the NEOs accrued any bonus payments for 2006 under the Company’s non-equity, performance-based incentive plan for its primary executive and management employees.  Each of the NEOs received grants of restricted stock on December 15, 2006.  Mr. Uzzi received a grant of 80,000 shares on December 15, 2006, vesting in three annual increments.  Messrs. Garg, Sheehan and Wasserman each received grants of 15,000 shares which vested on the same terms.  Mr. Garg’s shares were forfeited under the terms of the agreement when his employment was terminated effective June 30, 2007.

Outstanding Equity Awards at December 31, 2007

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Yet Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Donald R.Uzzi	100,000 100,000 100,000	- - -	- - -	5.00 8.00 12.00	11/22/2014 11/22/2014 11/22/2014	53,333	170,666	-	-
Rajiv Garg	-	-	-	-		-	-	-	-
John Sheehan	-	-	-	-		10,000	32,000	-	-
Kenneth Wasserman	-	-	-	-		10,000	32,000	-	-

(1)	One-half of the unvested restricted shares reported in this column for each named executive officer will vest on December 13, 2008, and the remaining shares will vest on December 13, 2009.

Pension Benefits

The Company does not offer pension benefits to its executive officers.

Non-qualified Defined Contribution and other Nonqualified Deferred Compensation Plans

The Company does not offer non-qualified defined contribution or other deferred compensation plans to its executive officers.

 Executive Employment, Termination and Change-of-Control Arrangements

 CEO Compensation, Termination and Change of Control Arrangements

  Donald R. Uzzi serves as the Chief Executive Officer and President of the Company pursuant to an Employment Agreement dated November 22, 2004, as amended in March 2006 and January 2008.  Mr. Uzzi’s base salary pursuant to his agreement is currently $400,000 per year.  The base salary increases to $450,000 upon an attainment by the Company of earnings before taxes of at least $12,000,000 on a rolling four-quarter basis, and to $500,000 upon an attainment by the Company of earnings before taxes of at least $15,000,000 on a rolling four-quarter basis.  Mr. Uzzi also is eligible for an annual bonus with a target level of 100% of his base salary, to be awarded based on achievement of the Company’s forecasted EBITDA in the financial plan approved by the Board of Directors and such other criteria as may be determined by the Board of Directors or the Compensation Committee.

 After the expiration of the initial employment term of three years, Mr. Uzzi’s employment continuously renews for additional one-year terms unless either party gives written notice of non-renewal at least 90 days prior to the expiration of the effective term.

Mr. Uzzi did not receive an annual performance bonus for calendar year 2007.  On January 18, 2008, the Board of Directors granted Mr. Uzzi a special bonus award of $135,000, payable at the earlier of May 15, 2008, or the closing of a change in control transaction.  Mr. Uzzi’s annual bonus for calendar year 2006 was $400,000.

If Mr. Uzzi’s employment is terminated by the Company without “cause” (as defined in the employment agreement), Mr. Uzzi will be entitled to a lump sum payment equal to 24 months of base salary.  In the event of termination of Mr. Uzzi’s employment by the Company without cause or resignation by Mr. Uzzi for “good reason” (as defined in the employment agreement) during the one-year period following a change in control of the Company, Mr. Uzzi will be entitled to a lump sum payment equal to 24 months of base salary.  In the event of termination of employment due to Mr. Uzzi’s death or disability, Mr. Uzzi will be entitled to continuation of base salary for 60 days following termination. Mr. Uzzi will be entitled to a pro rata portion of his annual bonus for the calendar year in which the termination occurs, based upon the attainment of the applicable criteria up to the date of termination, in the event of (i) termination by the Company without cause, (ii) within one year following a change in control, termination by the Company without cause or resignation by Mr. Uzzi for good reason, (iii) termination following the Company’s delivery to Mr. Uzzi of a notice of nonrenewal, or (iv) Mr. Uzzi’s death or disability.

The employment agreement also contains customary confidentiality, non-compete and non-solicitation provisions.

Compensation, Termination and Change of Control Agreements of Other NEOs

John Sheehan, the Company’s Executive Vice President-Imaging is employed pursuant to an agreement dated March 2005 with Merisel Americas, Inc., a Delaware corporation and the Company’s wholly-owned subsidiary (“Merisel Americas”) whereby Mr. Sheehan serves as President of Color Edge LLC, an indirect wholly-owned subsidiary of the Company.  The employment agreement provides for a five year-term that continuously renews for additional one-year terms unless either party gives written notice of non-renewal at least 60 days prior to the expiration of the then-effective term.

Under the employment agreement, Mr. Sheehan receives a base salary of $300,000 per year.  The base salary may be increased to $322,500 per year if Merisel Americas attains EBITDA of at least $16,500,000 on a rolling, four-quarter basis, and to $346,688 per year if Merisel Americas attains EBITDA of at least $18,000,000 on a rolling four-quarter basis.  Mr. Sheehan also is eligible for an annual bonus with a target level of 60% of his base salary, to be awarded by the Board of Directors or the Compensation Committee based on achievement by Merisel Americas of forecasted EBITDA in the financial plan approved by the Board of Directors and such other criteria as may be determined by the Board of Directors or the Compensation Committee.

If Mr. Sheehan’s employment is terminated by the Company without “cause” (as defined in the employment agreement) or Mr. Sheehan terminates his employment for “good reason” (as defined in the employment agreement), Mr. Sheehan will be entitled to a continuation of the base salary for the remainder of the five-year employment term, plus any accrued and unpaid bonus amounts owed for the year of termination, pro-rated through the date of termination, and any other amounts owed to him through the date of termination.  Merisel Americas does not make any severance payments if it does not renew Mr. Sheehan’s employment and provides Mr. Sheehan written non-renewal notice at least 60 days prior to expiration of the five-year employment term.  If Mr. Sheehan is terminated for “cause”, he will only be entitled to his earned and unpaid base salary through the date of termination.  If Mr. Sheehan is terminated due to death or Disability (as defined in the employment agreement), Mr. Sheehan will be entitled to (i) a pro rata portion of his annual bonus for the calendar year in which the termination occurs, based upon the attainment of the applicable criteria up to the date of termination, plus any annual bonus for a completed calendar year that has accrued but not yet paid at the time of such termination and (ii) a continuation of his base salary for 30 days commencing on the date of termination.

The employment agreement also contains customary confidentiality, non-compete and non-solicitation provisions.

 Kenneth Wasserman, the Company’s Executive Vice President-Prototypes, is employed pursuant to an agreement dated March 2005 with Merisel Americas whereby Mr. Wasserman serves as President of Comp 24 LLC, an indirect wholly-owned subsidiary of the Company.  The employment agreement provides for a five year term that continuously renews for additional one-year terms unless either party gives written notice of non-renewal at least 60 days prior to the expiration of the then-effective term.

Under the employment agreement, Mr. Wasserman receives a base salary of $287,500 per year. The base salary may be increased to $309,063 per year if Merisel Americas attains EBITDA of at least $16,500,000 on a rolling, four-quarter basis, and to $332,243 per year if Merisel Americas attains EBITDA of at least $18,000,000 on a rolling four-quarter basis.  Mr. Wasserman also is eligible for an annual bonus with a target level of 60% of his base salary, to be awarded by the Board of Directors or the Compensation Committee based on achievement by Merisel Americas of forecasted EBITDA in the financial plan approved by the Board of Directors and such other criteria as may be determined by the Board of Directors or the Compensation Committee.

The remaining terms of Mr. Wasserman’s employment agreement are substantially identical to Mr. Sheehan’s employment agreement.

Rajiv Garg served as Executive Vice President of Merisel Americas from March 2005 through May 4, 2007, until he was given notice of termination; his termination was effective June 30, 2007.  Under his March 2005 employment agreement with Merisel Americas, Mr. Garg received a base salary of $325,000 per year, and was eligible for an annual bonus with a target level of 60% of his base salary, to be awarded by the Board of Directors or the Compensation Committee based on achievement by Merisel Americas of forecasted EBITDA in the financial plan approved by the Board of Directors and other criteria determined by the Board of Directors or the Compensation Committee.

The employment agreement also contains customary confidentiality, non-compete and non-solicitation provisions, which survived the termination of Mr. Garg’s employment with the Company.  Upon his termination, Mr. Garg received an amount equal to his remaining base salary under his employment agreement to date of expiration of the original employment term, plus payment for accrued vacation, subject to applicable taxes, during the third quarter of 2007.

Compensation of Directors

The following table sets forth, for the year ended December 31, 2007, information relating to the compensation of each director of the Company who served during the fiscal year who was not a named executive officer. Compensation received or accrued by Donald R. Uzzi, Chief Executive Officer of the Company and Chairman of the Board of Directors, is fully reflected in the tables above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Edward A. Grant	49,500	25,064	-	-	-	-	74,564
Lawrence J. Schoenberg	50,000	25,064	-	-	-	-	75,064
Ronald A. Badie	44,500	25,064	-	-	-	-	69,564
Albert J. Fitzgibbons III	39,000	25,064	-	-	-	-	64,064
Bradley Hoecker	39,000	25,064	-	-	-	-	64,064

 Narrative to Director Compensation Table

All cash and stock awards described in the above table were paid to the Company’s non-employee directors pursuant to the Company’s compensation plan for non-employee directors, which was first adopted by the Board of Directors in 2005 and is described in detail on Page 7 under the heading “Non-Employee Director Compensation.”  In addition, during 2007, three members of the Board of Directors also served as members of a Special Committee of the Board of Directors to assess strategic options; compensation accrued for such service was paid in 2008.

The Company does not have a uniform policy or agreement concerning payments to directors upon their departure from the Board.  No directors left the Board in 2007.

Certain Relationships and Related Transactions

There are no family relationships among any of the executive officers or directors of the Company.

In March 2006 the Company entered into indemnity agreements (the “Indemnity Agreements”) with each of its directors, Mr. Uzzi, and Jon H. Peterson, the Company’s current Chief Financial Officer. The Company later entered Indemnity Agreements with Mr. Grant upon his election to the Board and with Fiona Gould upon her election as a corporate officer.  The Indemnity Agreements provide that the Company will indemnify each party (the “Indemnitee”) against expenses and damages in connection with claims relating to the Indemnitee’s service to the Company, to the fullest extent permitted by the Company’s bylaws and the Delaware General Corporation Law.

 The Indemnity Agreements provide that the Company will pay the expenses of the Indemnitee incurred in any such proceedings prior to final disposition of the claim, without regard to Indemnitee’s ability to repay the expenses or ultimate entitlement to indemnification under other provisions of the Indemnity Agreements.  However, by executing and delivering the Indemnity Agreement, the Indemnitee undertakes to repay the advance to the extent it is ultimately determined that the Indemnitee was not entitled to indemnification.

The Indemnity Agreements specify certain procedures and assumptions applicable in connection with requests for indemnification and advancement of expenses and also requires the Company to maintain fiduciary liability insurance for directors, officers, employees and other agents of the Company.  The rights provided to the Indemnitees under the Indemnity Agreements are additional to any other rights the Indemnitees may have under the Company's certificate of incorporation, bylaws, any agreement, applicable law, vote of stockholders or resolution of directors, and so forth.

Certain members of the Company’s Board of Directors currently serve on boards of other public and private companies, including Obagi Medical Products, Inc., which are also under the control of Stonington Partners, Inc. or its affiliates.  These entities may be considered to be under “common control” with the Company.

The following table lists all “parents” of the Company showing the basis of control and as to each parent, the percentage of voting securities owned or other basis of control by its immediate parent, if any.

Name of Parent	Basis of Control	Immediate Parent	Percentage of Voting Securities Owned or Other Basis of Control
Phoenix Acquisition Company II, L.L.C.	Ownership/control of common stock constituting 66% of outstanding	Stonington Capital Appreciation 1994 Fund, L.P.	100%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 15, 2008, as to shares of our common stock beneficially owned by: (i) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of 5% or more of our common stock, (ii) each of our directors and the our chief executive officer, chief financial officer and the three most highly compensated executive officers at the end of the last completed fiscal year (other than the chief executive officer and chief financial officer) and (iii) all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC.  Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities names in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own.

	Shares Beneficially Owned
Name	Number	Percentage

Phoenix Acquisition Company II, L.L.C. (1)	6,655,165	64.85%
540 Madison Avenue, 25th Floor
New York, NY 10022
Freestone Opportunity Partners LP and Gary Furukawa (2)	769,241	7.50%
1191 Second Avenue, Suite 2100
Seattle, WA 98101
Ronald P. Badie (3)	18,714	*
Albert J. Fitzgibbons III (3)(4)	18,714	*
Edward A. Grant (3)	13,223	*
Bradley J. Hoecker (3)(4)	18,714	*
Lawrence J. Schoenberg (3)	54,773	*
Donald R. Uzzi (5)	530,000	5.16%
Jon H. Peterson (6)	22,500	*
John J. Sheehan (6)	15,000
Kenneth Wasserman (6)	15,000	*
Domenick Propati (7)	15,000
Guy Claudy (6)	15,000
All Directors and Executive Officers as a Group (12 Persons) (8)		*
	740,138	7.03%

*Represents less than 1%

(1)
As of October 15, 2008, Phoenix Acquisition Company II, L.L.C., together with its affiliates, Stonington Capital Appreciation 1994 Fund, L.P., Stonington Partners, L.P., Stonington Partners, Inc. II, and Stonington Partners, Inc. held beneficial ownership (with shared voting power and shared dispositive power) of 6,655,165 shares, including 1,655,165 shares of the common stock of Merisel, into which the 289,654 shares of convertible preferred stock of Merisel that are beneficially owned by Phoenix Acquisition Company II, L.L.C. are convertible at its option. Absent such conversion, Phoenix Acquisition Company II, L.L.C. (together with its affiliates) would beneficially own approximately 58% of the outstanding common stock of Merisel.

(2)
Based on information contained in the Schedule 13G/A filed on February 14, 2008 with the SEC by Freestone Opportunity Partners LP, Gary I. Furukawa and Freestone Advisors, LLC, such persons beneficially owned an aggregate of 769,241 shares of Merisel common stock as of December 31, 2007.

(3)	Includes 4,156 shares of unvested restricted stock.

(4)
Messrs. Fitzgibbons and Hoecker are directors or partners of certain affiliates of Phoenix Acquisition Company II, L.L.C. and may therefore be deemed to beneficially own the 6,655,165 shares of common stock beneficially owned by Phoenix Acquisition Company II, L.L.C. and its affiliates. Each of Mr. Fitzgibbons and Mr. Hoecker disclaims such beneficial ownership and the information set forth in the table above solely reflects beneficial ownership of Mr. Fitzgibbons and Mr. Hoecker in each of their individual capacities.

(5)	Includes 300,000 shares of common stock that are subject to currently exercisable stock options and 53,333 shares of restricted stock.

(6)	Includes 10,000 shares of unvested restricted stock.

(7)	Includes 13,833 shares of unvested restricted stock.

(8)	Includes all shares of restricted stock and all shares of common stock that are subject to stock options.

Change of Control

The limited partnership agreement of Stonington Capital Appreciation 1994 Fund, L.P. (“Stonington”), which is the parent entity of Phoenix Acquisition Company II, L.L.C. and controls 66% of the outstanding common stock of the Company, provides for the termination of Stonington and liquidation and distribution of its assets to its limited partners at the end of a set term.  As of the date hereof, the term of the Stonington partnership has expired and Stonington is engaged in liquidation of its assets.  If an asset, such as publicly listed stock, of Stonington, cannot be liquidated, the partnership agreement permits the general partners to distribute that stock to the limited partners as part of their distribution of assets.  In the event Company common stock owned by Phoenix Acquisition Company II, L.L.C. is either sold or distributed to the limited partners of Stonington, it would constitute a “change of control” of the Company. To date, the Company has received no notice that any transaction concerning Company stock is planned.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s executive officers, directors and beneficial owners of more than 10% of the Company’s common stock file reports of ownership and changes in ownership with the SEC and furnish the Company with copies of all such reports they file. Based solely on its review of the copies of such reports received by it, or on written representations from such persons, the Company believes that, during 2007, it was in compliance with all Section 16(a) filing requirements applicable to its executive officers, directors and 10% owners, except that an untimely Form 3 filing was recently made on behalf of each of Guy Claudy and Domenick Propati.

PROPOSAL 2

RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008

You are being asked to ratify the appointment by our Audit Committee of BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm for 2008.  A representative of BDO is expected to be present at the Annual Meeting with the opportunity to make a statement if so desired, and will be available to respond to appropriate questions.  If BDO should decline to act or otherwise become incapable of acting, or if BDO’s engagement is discontinued for any reason, our Audit Committee will appoint another accounting firm to serve as our independent public accountants for 2008.

 Principal Accountant Fees and Services

The following table presents fees billed for professional audit services rendered by BDO, the Company’s current principal accounting firm, for the audit of the Company’s annual financial statements for 2006 and 2007, review of the quarterly financial statements for 2006 and 2007 and fees billed for other services rendered by BDO in 2006 and 2007.

	2006	2007
Audit fees	$204,000	$270,000
Audit-related fees (1)	102,000	58,650
Tax fees	-	-
All other fees	-	-

Total	$306,000	$328,650

(1)       The 2006 billings relate to the 2005 audit of the employee benefit plan and review of comment letters received from the SEC.  The 2007 billings relate to the 2006 audit of the employee benefit plan and various consulting services.

In accordance with existing audit committee policy and the more recent requirements of the Sarbanes-Oxley Act, all services to be provided by BDO are subject to pre-approval by the Audit Committee.  This includes audit services, audit-related services, tax services and other services.  In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget.  In other cases, the audit committee has delegated authority to Mr. Edward A. Grant to pre-approve additional services, which then is to be communicated to the full Audit Committee.  All of the fees listed above have been approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.

PROPOSAL 3

APPROVAL OF THE ADOPTION OF THE COMPANY’S
2008 STOCK AWARD AND INCENTIVE PLAN

Under the Company’s 1997 Stock Award and Incentive Plan, all but 25,505 shares were utilized. No further grants of incentive stock options (as defined below) may be made thereunder.  The Company no longer has adequate stock available to fund the anticipated shares required to fulfill the Company’s anticipated award obligations to non-employee directors under the Company’s current compensation arrangement with its non-employee directors or any future compensation agreements.  On November  3, 2008, the Board adopted, subject to stockholder approval, the Merisel, Inc. 2008 Stock Award and Incentive Plan (the “2008 Plan”), which provides for the grant of various types of stock- and cash-based compensation to directors, officers and employees of the Company and its subsidiaries which have participants in the 2008 Plan.

The 2008 Plan is designed to comply with the requirements of applicable federal and state securities laws and the Internal Revenue Code of 1986, as amended (the “Code”), including, but not limited to, for “performance-based compensation” under Section 162(m) (“Section 162(m)”) of the Code, and the conditions for exemption from the short-swing profit recovery rules under Rule 16b-3 (“Rule 16b-3”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The summary that follows is qualified in its entirety by reference to the full text of the 2008 Plan, a copy of which is attached hereto as Annex A.

The 2008 Plan provides for the granting of “incentive stock options” as described in Section 422 of the Code  (“ISO”), non-qualified stock options  (“NSO”) or both  (collectively, “Options”).  Options granted under the 2008 Plan may be accompanied by stock appreciation rights (“SAR”), limited stock appreciation rights (“LSAR”) or both (collectively, “Rights”).  Rights may also be granted independently of Options. The 2008 Plan also provides for the granting of restricted stock, deferred stock and performance shares (collectively, “Restricted Awards”) and other stock- and cash-based awards.  Each of the foregoing awards will be evidenced by an agreement setting forth the terms and conditions applicable thereto.

Purposes of the 2008 Plan

The purposes of the 2008 Plan are to reinforce the long-term commitment to the Company’s success of those directors, officers, employees of and certain consultants to the Company and its subsidiaries who are or will be responsible for such success; to facilitate the ownership of the Company’s stock by such individuals, thereby aligning their interests with those of the Company’s stockholders; and to assist the Company in attracting and retaining officers and other employees with experience and ability.

Plan Administration

The 2008 Plan is currently administered by the Compensation Committee and the Board of Directors of the Company. Subject to the terms of the 2008 Plan, the Committee has the right to grant awards to eligible participants and to determine the terms and conditions of award agreements, including the vesting schedule and exercise price of such awards, and the effect, if any, of a Change in Control (as defined in the 2008 Plan) on such awards.

Eligibility

Awards may be made by the Committee to any director, officer, employee of or consultant to the Company who is eligible to participate in the 2008 Plan, consistent with the purposes of the 2008 Plan; provided that, ISOs may only be granted to employees of the Company.  Currently, there are approximately 100 individuals whom the Company believes would be eligible to participate in the 2008 Plan subject to any necessary approvals by the Committee.

Shares Subject to the 2008 Plan

The 2008 Plan covers a maximum of 500,000 shares of Common Stock representing approximately 6.3% of the shares outstanding as of October 15, 2008.  Shares obtainable upon exercise may be treasury, authorized but unissued shares or shares reacquired by the Company.  In order to prevent dilution or enlargement of the rights of grantees, the 2008 Plan permits the Committee to make adjustments to the aggregate number of shares subject to the 2008 Plan or any award, and to the purchase price to be paid or the amount to be received in connection with the realization of any award. The Committee has the authority, in the event of any such adjustment, to provide for the cancellation of any outstanding award in exchange for payment in cash or other property.

Terms and Conditions of Options

Options will vest and become exercisable over the exercise period, at such times and upon such conditions as the Committee determines and sets forth in the award agreement.  The Committee may accelerate the exercisability of any outstanding Option at such time and under such circumstances as it deems appropriate. Generally, Options that are not exercised within ten years from the date of grant will expire without value. ISOs granted to employees who are holders of more than ten percent of the Company’s stock that are not exercised within five years from the date of the grant will also expire without value.  Options are exercisable during a grantee’s lifetime only by the grantee.  The award agreements will contain provisions regarding the exercise of Options following termination of employment with or service to the Company, including terminations due to the death, disability or retirement of the grantee, or upon a Change in Control.  In addition to the terms and conditions governing NSOs, ISOs awarded under the 2008 Plan must comply with the requirements of Section 422 of the Code.

The Option price will be as determined by the Committee, provided that such exercise price may not be less than the fair market value of Common Stock on the date of the Option grant and, provided further, that the exercise price with respect to an ISO may not be less than 110% of the fair market value of Common Stock on the date of the ISO grant.  The Option price may be fully paid in cash, by delivery of Common Stock previously owned by the grantee equal in value to the Option price, or by having shares of Common Stock with a fair market value (on the date of exercise), equal to the Option price, withheld by the Company or sold by a broker-dealer under qualifying circumstances (or in any combination of the foregoing).  A grantee of an Option (and any tandem SAR or LSAR) will not have the rights of a stockholder until certificates for the option shares are actually received.

Stock Appreciation Rights and Limited Stock Appreciation Rights

Unless the Committee determines otherwise, a SAR or LSAR (i) granted in tandem with an NSO may be granted at the time of grant of the related NSO or at any time thereafter or (ii) granted in tandem with an ISO may be granted only at the time of grant of the related ISO. A SAR will be exercisable only to the extent the underlying Option is exercisable. Tandem SARs and LSARs will terminate upon the termination or exercise of the pertinent portion of the related Option, and the pertinent portion of the related Option will terminate upon the exercise of any such SAR or LSAR.

Upon exercise of a SAR, the grantee will receive, with respect to each share subject thereto, an amount equal in value to the excess of (i) the fair market value of one share of Common Stock on the date of exercise over (ii) the grant price of the SAR (which in the case of a SAR granted in tandem with an Option will be the Option price, and which in the case of any other SAR will be the price determined by the Committee). Upon exercise of a LSAR, the grantee will receive, with respect to each share subject thereto, automatically upon the occurrence of a Change in Control, an amount equal in value to the excess of (i) the Change in Control price of one share of Common Stock on the date of such Change in Control (which in the case of a LSAR granted in tandem with an ISO will be the fair market value), over (ii) the grant price of the LSAR (which in the case of a LSAR granted in tandem with an Option will be the Option price, and which in the case of any other LSAR will be the price determined by the Committee).

Restricted Awards

A restricted stock award is an award of Common Stock that may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of for a restricted period determined by the Committee.  The Committee may also impose such other restrictions and conditions on such award as it deems appropriate.  The Committee may provide that the foregoing restrictions will lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of the award and may also cancel all or any portion of any restrictions prior to the expiration of the restricted period.  A grant of deferred stock creates a right to receive Common Stock at the end of a specified deferral period.  Performance shares are shares of Common Stock subject to restrictions based upon the attainment of performance objectives.  Such performance objectives may be based on various financial measures of the Company’s performance.  In addition, performance goals may be based upon a grantee’s attainment of specific objectives set by the Company for that grantee’s performance.

Upon the award of any restricted stock or performance shares, the grantee will have the rights of a stockholder with respect to the shares, including voting and dividend rights, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the grantee’s award agreement. Upon an award of deferred stock, the grantee will not have stockholder rights, other than the right to receive dividends, during the specified deferral period.

Other Stock- or Cash-Based Awards

The Committee may grant Common Stock as a bonus or in lieu of Company commitments to pay cash under other plans or compensatory arrangements of the Company.  The Committee may also grant other stock- or cash-based awards as an element of or supplement to any other award under the 2008 Plan.  Such awards may be granted with value and payment contingent upon the attainment of specified individual or Company financial goals, or upon any other factors designated by the Committee.  The Committee may determine the terms and conditions of such awards at the date of grant or thereafter.

Death, Termination of Employment, Restrictions on Transfer

The award agreements will state whether and to what extent awards will be exercisable upon termination of employment or service for any reason, including death or disability.  Except as otherwise determined by the Committee in accordance with Rule 16b-3, Options and other awards are not transferable and are exercisable during the grantee’s lifetime only by the grantee.

Amendment; Termination

The Board may terminate or amend the 2008 Plan at any time, except that stockholder approval is required for any such amendment required to fulfill the conditions of Rule 16b-3, Section 162(m) and any other applicable laws  (but only if the Company intends to fulfill such requirements).  Termination or amendment of the 2008 Plan will not affect previously granted awards, which will continue in effect in accordance with their terms.

Anti-Takeover Effect

The 2008 Plan is designed to provide incentive compensation to management employees of the Company while aligning the interests of management with that of the stockholders.  To achieve these goals, the 2008 Plan provides for the distribution of up to 6.3% of the outstanding shares of the Company’s Common Stock. Although such options may vest automatically upon a Change in Control if so provided by the Board of Directors or the Committee and may increase the cost of a takeover of the Company, the Company does not believe that the implementation and operation of the 2008 Plan will have any material anti-takeover effect.

Certain Federal Income Tax Considerations

THE FOLLOWING DISCUSSION OF CERTAIN RELEVANT FEDERAL INCOME TAX EFFECTS APPLICABLE TO AWARDS GRANTED UNDER THE 2008 PLAN IS A SUMMARY ONLY, AND REFERENCE IS MADE TO THE INTERNAL REVENUE CODE AND REGULATIONS FOR A COMPLETE STATEMENT OF ALL RELEVANT FEDERAL TAX PROVISIONS. HOLDERS OF AWARDS SHOULD CONSULT THEIR TAX ADVISORS BEFORE REALIZATION OF ANY SUCH AWARDS, AND HOLDERS OF COMMON STOCK PURSUANT TO AWARDS SHOULD CONSULT THEIR TAX ADVISORS BEFORE DISPOSING OF ANY SUCH SHARES. SECTION 16 INDIVIDUALS SHOULD NOTE THAT SOMEWHAT DIFFERENT RULES THAN THOSE DESCRIBED BELOW MAY APPLY TO THEM.  Under current federal income tax laws, awards under the 2008 Plan will generally have the following tax consequences:

Non-Qualified Stock Options.  A grantee will generally not be taxed upon the grant of an NSO. Rather, at the time of exercise of such NSO (and in the case of an untimely exercise of an ISO), the grantee will recognize ordinary income for Federal income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased, over the Option price and will have a tax basis in such shares equal to the Option price, plus the amount taxable as ordinary income to the grantee.  The Company will generally be entitled to a tax deduction at such time and in the same amount as the grantee recognizes ordinary income.

If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO) are later sold or exchanged, then the difference between the sales price and the fair market value of such shares on the date that ordinary income was recognized with respect thereto will generally be taxable as capital gain or loss (if the Common Stock is a capital asset of the grantee).

 Incentive Stock Options.  A grantee will generally not be taxed upon the grant of an ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the grantee remains an employee of the Company at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee).  Exercise of an ISO will also be timely, if made by the legal representative of a grantee who dies (1) while in the employ of the Company or (2) within three months after termination of employment. The tax consequences of an untimely exercise of an ISO are the same as those described for NSOs above.

If Common Stock acquired pursuant to a timely exercised ISO is later disposed of, the grantee will, except as noted below with respect to a “disqualifying disposition,” recognize capital gain or loss at the time of the disposition (if the Common Stock is a capital asset of the employee) equal to the difference between the amount realized upon such sale and the Option price.  The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such Common Stock by the grantee.

If a grantee disposes of Common Stock acquired pursuant to the exercise of an ISO (1) prior to the expiration of two years from the date of grant of the ISO or (2) within one year from the date such Common Stock is transferred to him upon exercise (a “disqualifying disposition”), generally (a) the grantee will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise  (or, if less, the amount realized on such disqualifying disposition) over the Option price, and (b) if the Common Stock is a capital asset of the grantee, any additional gain recognized will be taxed as capital gain.  At the time of such disqualifying disposition, the Company may claim a federal income tax deduction only for the amount taxable to the grantee as ordinary income.

The amount by which the fair market value of the shares on the exercise date of an ISO exceeds the Option price will be an item of adjustment for purposes of the “alternative minimum tax” imposed by Section 55 of the Code.

Exercise with Shares.  Special rules may pertain to a grantee who exercises an Option and pays the Option Price with shares already owned.

Rights.  A grantee will not be taxed at the time of grant of SARs or LSARs. Upon the exercise of SARs or LSARs (other than a “free standing right” that is an LSAR), the amount of any cash and the fair market value as of the date of exercise of Common Stock received is taxable to the grantee as ordinary income. With respect to a free standing right that is an LSAR, however, a grantee should be required to include as taxable income on the date of a Change in Control an amount equal to the amount of cash that could be received upon the exercise of the LSAR, even if the LSAR is not exercised until a date subsequent to the date of the Change in Control. The Company will generally be entitled to a deduction at the same time and in an amount equal to the amount included in the grantee’s income.  Upon the sale of shares acquired upon the exercise of SARs or LSARs, a grantee will recognize capital gain or loss (assuming such Common Stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the fair market value of such Common Stock on the date that governs the determination of his ordinary income.

Restricted Awards.  In the case of a restricted award, generally, a grantee will not be taxed upon the grant of such an award.  The grantee will recognize ordinary income in an amount equal to (i) the fair market value of the Common Stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (ii) the price, if any, paid by the grantee to purchase such stock. The Company will be entitled to a deduction at the time when, and in the amount that, the grantee recognizes ordinary income.  However, a grantee may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions on transfer and a substantial risk of forfeiture.  If such an election is made, no additional taxable income will be recognized by the grantee at the time the restrictions lapse.  The Company will be entitled to a tax deduction at the time when, and to the extent that, income is recognized by the grantee.  However, if shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the grantee for the forfeited shares, and the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election.

Separate rules pertain to the deductibility by the Company of awards made to certain executive officers of the Company which exceed $1,000,000.

New Plan Benefits

The number of shares of Common Stock to be issued to participants under the 2008 Plan for fiscal year 2008 if our stockholders approve the Plan cannot be determined at this time. The Company’s program of annual awards of restricted stock to non-employee directors and of compensation which directors may elect to take in stock under the Company’s compensation plan for non-employee directors is discussed in detail on page 7 under “Non-Employee Director Compensation.” All other awards to participants under the 2008 Plan are at the discretion of the Compensation Committee and the Board of Directors.

Vote

The affirmative vote of the majority of the shares of Common Stock entitled to vote and represented at the Stockholders’ Meeting, provided a quorum is present, is required for approval of the 2008 Plan. Accordingly, abstentions will have the effect of a vote against the 2008 Plan. Broker non-votes will not affect the outcome of the vote on the 2008 Plan. Unless instructed to the contrary in the Proxy, the shares represented by the Proxies will be voted “FOR” the proposal to approve the 2008 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF
THE ADOPTION OF THE 2008 PLAN.

OTHER MATTERS

Management does not know of any other matters to be presented at the Annual Meeting.  If other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on them in their discretion.

 Stockholder Proposals for Inclusion in 2009 Proxy Statement

If a stockholder desires to submit a proposal at the Company’s 2009 Annual Meeting of Stockholders to be included in the proxy statement for that meeting, such proposal must be received in writing at the Company’s executive offices at 127 West 30th Street, 5th Floor, New York, NY 10001, addressed to the attention of the Chief Financial Officer, on or before July 10, 2009.  The proposal must also comply with applicable regulations in order to be included in the proxy statement for that meeting.  If a stockholder notifies the Company in writing prior to September 23, 2009 that he or she intends to present a proposal at the Company’s 2009 Annual Meeting of Stockholders, the proxy-holders designated by the Board may exercise their discretionary voting authority with regard to the stockholder’s proposal only if the Company’s proxy statement discloses the nature of the stockholder’s proposal and the proxy-holder’s intentions with respect to the proposal.  If the stockholder does not notify the Company by such date, the notice of the stockholder’s proposal will be considered untimely under Rule 14a-4(c)(i) promulgated by the SEC.  Accordingly, proxy-holders may exercise their discretionary voting authority with respect to the proposal without such discussion in the proxy statement.

 Annual Report on Form 10-K

The Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (without exhibits thereto) has been mailed with this Proxy Statement.  The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable copying fee per page to any requesting stockholder.  Stockholders may make such request in writing to Investor Relations, Merisel, Inc., 127 West 30th Street, 5th Floor, New York, NY 10001.

By Order of the Board of Directors

Donald R. Uzzi
Chairman of the Board and
Chief Executive Officer

New York, New York
November 7, 2008

Annex A

Merisel, Inc. 2008 Stock Award and Incentive Plan

MERISEL, INC. 2008 STOCK AWARD AND INCENTIVE PLAN

SECTION

1.           Purpose; Types of Awards; Construction                                                     1

2.           Definitions                                                                                                           1

3.           Administration                                                                                                    5

4.           Eligibility                                                                                                              6

5.           Stock Subject to the Plan                                                                                  6

6.           Specific Terms of Awards                                                                                 7

7.           Change in Control Provisions                                                                          11

8.           General Provisions                                                                                             12
1.           PURPOSE; TYPES OF AWARDS; CONSTRUCTION.

The purposes of the 2008 Stock Award and Incentive Plan of Merisel, Inc. (the "Plan") are to afford an incentive to reinforce the long-term commitment to the Company's success of those directors, officers and other employees of the Company and its Subsidiaries who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby aligning their interests with those of the Company's stockholders; and to assist the Company in attracting and retaining directors, officers and other employees with experience and ability. Pursuant to Section 6 of the Plan, there may be granted stock options (including "incentive stock options" and "nonqualified stock options"), stock appreciation rights and limited stock appreciation rights (either in connection with options granted under the Plan or independently of options), restricted stock, restricted stock units, performance shares and other stock- or cash-based awards.  The Plan is designed to comply with the requirements of applicable law relating to the administration of stock incentive plans such as the Plan, including requirements for "performance-based compensation" under Section 162(m) of the Code and the conditions for exemption from short-swing profit recovery rules under Rule 16b-3 of the Exchange Act, and shall be interpreted in a manner consistent with the requirements thereof.

2.           DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)           "Affiliate" means (i) any individual, corporation or other entity (including, but not limited to, partnerships and joint ventures) that directly, or through one or more intermediaries, controls, is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

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(b)           "Award" means any Option, SAR (including a Limited SAR), Restricted Stock, Restricted Stock Unit, Performance Share or Other Stock-Based Award or Other Cash-Based Award granted under the Plan.

(c)           "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

(d)           "Beneficiary" means the person, persons, trust or trusts which have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(e)           "Board" means the Board of Directors of the Company.

(f)           "Change in Control" means a change in control of the Company which will be deemed to have occurred if:

(i)           any "person," as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof except that such term shall not include (A) the Company or any of its Subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 50% or more of the combined voting power of the Company's then outstanding securities;

(ii)           during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than (A) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 2(f) or (B) other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

(iii)           there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 75% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

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(iv)           the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect) other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

(g)           "Change in Control Price" means the higher of (i) the highest price per share paid in any transaction constituting a Change in Control or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding or following a Change in Control.

(h)           "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(i)           "Committee" means the Compensation Committee of the Board of the Company or such other committee as is designated by the Board which shall satisfy the provisions of Rule 16b-3; if the Compensation Committee cannot act for any reason or its composition does not satisfy the requirements of Rule 16b-3 and the Board does not appoint a designated committee, the Board.

(j)           "Company" means Merisel, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(k)           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(l)           "Fair Market Value" means, with respect to the Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine on a good faith basis.

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(m)           "Grantee" means a person who, as a director, employee or independent contractor of the Company, a Subsidiary or an Affiliate, has been granted an Award under the Plan.

(n)           "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(o)           "Limited SAR" means a right granted pursuant to Section 6(c) which shall, in general, be automatically exercised for cash upon a Change in Control.

(p)           "NQSO" means any Option that is designated as a nonqualified stock option or an ISO that has been disqualified.

(q)           "Option" means a right, granted to a Grantee under Section 6(b), to purchase shares of Stock.  An Option may be either an ISO or an NQSO; provided that, ISO's may be granted only to employees of the Company or its Subsidiaries.

(r)           "Other Cash-Based Award" means cash awarded under Section 6(g), including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan.

(s)           "Other Stock-Based Award" means a right or other interest granted to a Grantee under Section 6(g) that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Stock, including, but not limited to (1) unrestricted Stock awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Plan, and (2) a right granted to a Grantee to acquire Stock from the Company for cash.

(t)           "Performance Share" means an Award of shares of Stock to a Grantee under Section 6(g) that is subject to restrictions based upon the attainment of specified performance criteria.

(u)           "Plan" means this Merisel, Inc. 2008 Stock Award and Incentive Plan, as amended from time to time.

(v)           "Restricted Stock" means an Award of shares of Stock to a Grantee under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

(w)           "Restricted Stock Unit" means a right granted to a Grantee under Section 6(e) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(x)           "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

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(y)           "Stock" means shares of the common stock, par value $.01 per share, of the Company, or any security issued by the Company or any successor in exchange or in substitution therefor.

(z)           "SAR" or "Stock Appreciation Right" means the right, granted to a Grantee under Section 6(c), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock, or property as specified in the Award or determined by the Committee.

(aa)           "Securities Act" means the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(bb)           "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(cc)           "Ten Percent Holder" means an employee (together with persons whose stock ownership is attributed to the employee pursuant to Section 424(d) of the Code) who, at the time an Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company.

3.           ADMINISTRATION.

The Plan shall be administered by the Committee.  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; and to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the criteria and performance objectives (if any) included in, Awards in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Award Agreements (which need not be identical for each Grantee); and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.  All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.  All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary or Grantee (or any person claiming any rights under the Plan from or through any Grantee) and any stockholder.

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With respect to Awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code, the Plan shall be administered by a committee consisting solely of two or more outside directors, as defined in such Section; provided however that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.  Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors, as defined in such Rule.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.           ELIGIBILITY.

Subject to the conditions set forth below, Awards may be granted to directors and selected employees of the Company and its present or future Subsidiaries, in the discretion of the Committee; provided that ISO may be granted only to employees of the Company or its Subsidiaries.  In determining the persons to whom Awards shall be granted and the type of any Award (including the number of shares of Stock to be covered by such Award), the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.           STOCK SUBJECT TO THE PLAN.

The maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 500,000 shares of Stock, subject to adjustment as provided herein.  Such Stock awarded under the Plan may, in whole or in part, be authorized but unissued Stock or authorized and issued Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise and held as treasury Stock.  If any shares of Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Stock to the Grantee, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan; provided that, in the case of forfeiture, cancellation, exchange or surrender of shares of Restricted Stock or Restricted Stock Units with respect to which dividends have been paid or accrued, the number of shares of Stock with respect to such Awards shall not be available for Awards hereunder unless, in the case of Stock with respect to which dividends were accrued but unpaid, such dividends are also forfeited, cancelled, exchanged or surrendered.  Upon the exercise of any Award granted in tandem with any other Awards or awards, such related Awards or awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares of Stock shall no longer be available for Awards under the Plan.

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In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, it is intended that, if possible, any adjustment contemplated by this paragraph be made in a manner that satisfies applicable U.S. legal and tax requirements (including, without limitation and as applicable in the circumstances, Sections 422, 424, 409A and 162(m) of the Code) and accounting requirements (so as to not trigger any charge to earnings with respect to such adjustment).

6.           SPECIFIC TERMS OF AWARDS.

(a)           General.  The term of each Award shall be for such period as may be determined by the Committee.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis.  The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b)           Options.  The Committee is authorized to grant Options to Grantees on the following terms and conditions:

(i)           Type of Award.  The Award Agreement evidencing the grant of an Option under the Plan shall designate the Option as an ISO or an NQSO.  Notwithstanding such designations, to the extent that the aggregate Fair Market Value (determined as of the date of the grant of such Option) of Stock with respect to which Options designated as ISO are exercisable for the first time by any Grantee during any calendar year (under all plans of the Company or any parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as NQSO.  For purposes of this paragraph, the ISO shall be taken into account in the order in which they are granted.

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(ii)           Exercise Price.  The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided that such exercise price shall be not less than the Fair Market Value of the Stock on the date of grant of such Option, and, provided further, that the exercise price with respect to an ISO granted to a Ten Percent Holder shall not be less than 110% of the Fair Market Value of the Stock on the date of grant of such Option.  In no event shall the exercise price for the purchase of Stock be less than par value.  The exercise price for Stock subject to an Option may be paid in cash or by an exchange of Stock previously owned by the Grantee, or a combination of both, in an amount having a combined value equal to such exercise price on the date of the exercise.  A Grantee may also elect to pay all or a portion of the aggregate exercise price by having shares of Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. §220 or any successor thereof.

(iii)           Term and Exercisability of Options.  Unless otherwise provided in an Award Agreement, the date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. Options shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided that, the expiration date with respect to an Option shall not be later than the tenth (10th) anniversary of its grant date, and, provided further, that the expiration date with respect to an ISO granted to a Ten Percent Holder shall not be later than the fifth (5th) anniversary of the grant date.  The Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate.  An Option may be exercised to the extent of any or all full shares of Stock as to which the Option has become exercisable by giving written notice of such exercise to the Committee or its designated agent.

(iv)           Termination of Employment or Service.  An Option may not be exercised unless the Grantee is then in the employ of, or then maintains an independent contractor relationship or other service with, the Company or a Subsidiary or an Affiliate (or a company or a parent or subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained continuously so employed, or continuously maintained such relationship, since the date of grant of the Option; provided that, the Award Agreement may contain provisions extending the exercisability of Options, in the event of specified terminations, to a date not later than the expiration date of such Option.

(v)           Other Provisions.  Options may be subject to such other conditions including, but not limited to, restrictions on transferability of the Stock acquired upon exercise of such Options, as the Committee may prescribe in its discretion or as may be required by applicable law.

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(c)           SARs and Limited SARs.  The Committee is authorized to grant SARs and Limited SARs to Grantees on the following terms and conditions:

(i)  In General.  Unless the Committee determines otherwise, an SAR or a Limited SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter or (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.  An SAR or Limited SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable.

(ii)  SARs.  An SAR shall confer on the Grantee a right to receive an amount with respect to each share subject thereto, upon exercise thereof, equal to the excess of (1) the Fair Market Value of one share of Stock on the date of exercise over (2) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine).

(iii)  Limited SARs.  A Limited SAR shall confer on the Grantee a right to receive with respect to each share subject thereto, automatically upon the occurrence of a Change in Control, an amount equal in value to the excess of (1) the Change in Control Price (in the case of a Limited SAR granted in tandem with an ISO, the Fair Market Value), of one share of Stock on the date of such Change in Control over (2) the grant price of the Limited SAR (which in the case of a Limited SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other Limited SAR shall be such price as the Committee determines); provided that, in the case of a Limited SAR granted to a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act (a "Section 16 Individual"), such Section 16 Individual shall only be entitled to receive such amount if such Limited SAR has been outstanding for at least six (6) months as of the date of the Change in Control.

(d)           Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

(i)            Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine.  Such restrictions may include factors relating to the increase in the value of the Stock or to individual or Company performance such as the attainment of certain specified individual, divisional or Company-wide performance goals, sales volume increases or increases in earnings per share.  Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

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(ii)           Forfeiture. Upon termination of employment with or service to the Company, or upon termination of the independent contractor relationship, as the case may be, during the applicable restriction period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such restrictions are satisfied.

(iv) Dividends.  Dividends paid on Restricted Stock shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends.  Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)           Restricted Stock Units.  The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

(i)           Award and Restrictions.  Delivery of Stock or cash, as determined by the Committee, will occur upon expiration of the deferral period specified for Restricted Stock Units by the Committee.  In addition, Restricted Stock Units shall be subject to such restrictions as the Committee may impose, at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine.  Such restrictions may include factors relating to the increase in the value of the Stock or to individual or Company performance such as the attainment of certain specified individual, divisional or Company-wide performance goals, sales volume increases or increases in earnings per share.

(ii)           Forfeiture.  Upon termination of employment or service or termination of the independent contractor relationship during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

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(f)           Stock Awards in Lieu of Cash Awards.  The Committee is authorized to grant Stock as a bonus, or to grant other Awards, in lieu of Company commitments to pay cash under other plans or compensatory arrangements.  Stock or Awards granted hereunder shall have such other terms as shall be determined by the Committee.

(g)           Performance Shares and Other Stock- or Cash-Based Awards.  The Committee is authorized to grant to Grantees Performance Shares and/or Other Stock-Based Awards or Other Cash-Based Awards as an element of or supplement to any other Award under the Plan, as deemed by the Committee to be consistent with the purposes of the Plan.  Such Awards may be granted with value and payment contingent upon performance of the Company or any other factors designated by the Committee, or valued by reference to the performance of specified Subsidiaries.  The Committee shall determine the terms and conditions of such Awards at the date of grant or, to the extent permitted by Section 162(m) of the Code, thereafter; provided, that performance objectives for each year shall be established by the Committee not later than the latest date permissible under Section 162(m) of the Code.  Such performance objectives may be expressed in terms of one or more financial or other objective goals.  Financial goals may be expressed, for example, in terms of sales, earnings per share, stock price, return on equity, net earnings growth, net earnings, related return ratios, cash flow, earnings before interest, taxes, depreciation and amortization (“EBITDA”), return on assets or total stockholder return.  Other objective goals may include the attainment of various productivity and long-term growth objectives, including, without limitation reductions in the Company's overhead ratio and expense to sales ratios.  Any criteria may be measured in absolute terms or as compared to another corporation or corporations.  To the extent applicable, any such performance objective shall be determined (i) in accordance with the Company's audited financial statements and generally accepted accounting principles and reported upon by the Company's independent accountants or (ii) so that a third party having knowledge of the relevant facts could determine whether such performance objective is met.  Performance objectives shall include a threshold level of performance below which no Award payment shall be made, levels of performance above which specified percentages of target Awards shall be paid, and a maximum level of performance above which no additional Award shall be paid.  Performance objectives established by the Committee may be (but need not be) different from year-to-year and different performance objectives may be applicable to different Grantees.

7.           CHANGE IN CONTROL PROVISIONS.

The Committee or the Board may provide, either at the time of the grant of an Award or at any time prior to the occurrence of a Change in Control, for any or all of the following provisions to apply to an Award:

(a)           any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested;

(b)           the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved; and

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(c)           the value of all outstanding Awards shall, to the extent determined by the Committee at or after grant, be cashed out on the basis of the Change in Control Price as of the date the Change in Control occurs or such other date as the Committee may determine prior to the Change in Control.

8.           GENERAL PROVISIONS.

(a)           Approval of Stockholders; Effective Date.  The Plan shall take effect upon its adoption by the Board, provided that the Plan (and any grants of Awards made prior to the stockholder approval mentioned herein) shall be subject to ratification by the holders of a majority of the issued and outstanding shares of voting securities of the Company entitled to vote, which ratification must occur within twelve (12) months of the date that the Plan is adopted by the Board.  In the event that the stockholders of the Company do not ratify the Plan at a meeting of the stockholders at which such issue is considered and voted upon, then upon such event the Plan and all rights hereunder shall immediately terminate, any Award granted shall be null and void, and no Grantee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any Award Agreement entered into in connection herewith.

(b)           Nontransferability.  An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Grantee only by such Grantee or his or her guardian or legal representative.

(c)           No Right to Continued Employment.  Nothing in the Plan or in any Award or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Grantee the right to continue in the employ of or to continue as an independent contractor of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate such Grantee's employment or independent contractor relationship at any time, for any reason and with or without cause.

(d)           Taxes.  The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any other payment to a Grantee, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee, in its sole discretion, may deem advisable to enable the Company and Grantees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.  For purposes of this Section 8(d), the Fair Market Value of the Stock to be withheld or received shall be determined on the date that the amount of tax to be withheld is to be determined.

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(e)           Amendment and Termination of the Plan.  The Board may at any time and from time-to-time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval in order for the Plan to continue to comply with any tax, securities or regulatory law or requirement or any applicable national securities exchange requirement with which the Board intends the Plan to comply shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.  Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Award granted under the Plan.

(f)           No Rights to Awards; No Stockholder Rights.  No Grantee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Grantees.  Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by the Award until the date of the issuance of a stock certificate to him or her for such shares.

(g)           Unfunded Status of Awards.  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

(h)           No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(i)           Regulations and Other Approvals.

(I)  The Plan, the granting and vesting of Awards under the Plan, the offer, issuance and delivery of shares of Common Stock and/or the payment of money under the Plan or under any Award shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(II)  Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

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(III)  In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require a Grantee receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(IV)  Grantees acquiring any securities under the Plan shall, if requested by the Company, provide such additional assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

(j)           Governing Law.  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(k)           Term of Plan.  The Plan shall continue in effect until terminated in accordance with Section 8(a) or otherwise, but shall not be qualified to grant ISO after November 3, 2018.

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